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                                  EXHIBIT 23(a)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Howtek, Inc.
Hudson, New Hampshire


We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 of our audit report dated February 19, 2002, relating to the financial statements of Howtek, Inc. appearing in Howtek's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us in the caption "Experts" in the Registration Statement.



                                                 /s/ BDO Seidman, LLP


Boston, Massachusetts
April 15, 2002